Business Update

June 30, 2004

Cautionary Statements Regarding Presentation

Projections contained herein consist of a summary of revenues and EBITDA of HealthSouth and its divisions for the twelve months ending December 31, 2004

Projections are based on assumptions (including those included on Appendix A hereto), which HealthSouth believes, as of the date hereof, are reasonable; inevitably, there will be differences between the projections and actual results and those differences may be material to HealthSouth

There can be no assurance that projections will be realized

HealthSouth undertakes no duty to publicly update or revise the information contained herein

Projections were not prepared with a view to compliance with published guidelines of the Securities and Exchange Commission (“SEC”) or the guidelines established by the American Institute of Certified Public Accountants and no independent auditors or other professionals have examined or expressed any opinion of the projections herein

Projections herein have been presented in a summary format and stakeholders may reach a different conclusion about HealthSouth’s projected financial operations if full financial statements were available

You are cautioned not to place undo reliance on these projections

Considerations Involving Our Current Situation

SEC and United States Department of Justice (“DOJ”) are investigating HealthSouth’s financial reporting and related activity and significant litigation exists regarding these matters

Centers for Medicare and Medicaid Services (“CMS”) are investigating HealthSouth’s cost reports and other activities

Our previously filed financial statements should not be relied upon

Ernst & Young LLP was dismissed as our independent accountants and withdrew their audit reports on all of our previously filed financial statements

No financial statements are available for any prior period

Our financials will be restated; estimated $3.8—$4.6 billion impact before consideration of taxes and depreciation

Forward-looking Statements Regarding Projections

Projections and other matters discussed herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934

Projections are based on numerous assumptions and involve a number of risks and uncertainties, many of which are beyond HealthSouth’s control, including:

Completion of the investigations by the SEC and DOJ

Completion of the investigation by CMS into our cost reports and other matters

Resolution of outstanding litigation, including certain class action litigation alleging violations under federal securities laws and certain qui tam actions

Our ability to successfully refinance our existing indebtedness as it becomes due

Our ability to continue to operate in the ordinary course and manage our relationships with our creditors, vendors and suppliers, physician partners, employees and patients

Changes, delays in or suspension of reimbursement by payors

Regulatory changes

Competitive pressures

General conditions in the economy and capital markets

Notes Regarding Presentation of Non-GAAP Financial Measures

The financial data contained herein includes non-GAAP financial measures, including “EBITDA”, to assist in assessing projected and actual operating performance and to facilitate quantification of planned business activities

Classification of certain restructuring charges and expenses is not in accordance with GAAP. HealthSouth is isolating these charges and expenses, which represent one-time charges and expenses, in connection with the restructuring and crisis period. HealthSouth’s actual financial reporting in future periods WILL include these costs in normal operating results

Financial Statements for 2004 budget and 2004 actual results have been presented after consideration of accounting for consolidation of joint ventures and partnership interests on a basis consistent with prior years. Actual results will vary after accounting reconstruction effort is completed and proper accounting determination is made

“EBITDA” is defined as earnings from continuing operations before interest expense, income tax, depreciation, amortization and restructuring charges and expenses

EBITDA may be useful to stakeholders because it is commonly used as an analytical indicator within the healthcare industry to calculate facility performance, allocate resources and measure leverage capacity and debt service ability

EBITDA should not be considered as a measure of financial performance under GAAP

Because HealthSouth is currently unable to prepare a balance sheet for any completed period or a projected balance sheet, reconciliation for non-GAAP financial measures to a financial measure calculated in accordance with GAAP is not currently possible

Agenda

I. Operational and Financial Update

II. “Rocks in the Road” Update

A. Capital Structure B. Legal

III. The Future

IV. Summary

V. Questions & Answers

I. Operational and Financial Update – Healthcare Continuum

Preventive Ambulatory Inpatient Acute Post-Acute

Complimentary/Holistic

Wellness/Fitness

Imaging

O/P Surgery

Rehab

G.I.

LTCH

Cardiac Cath.

SNF

Other Procedures

Home Health

Speciality Hospitals

I. Operational and Financial Update

2004 Budget as Presented on January 20, 2004*

Inpatient Surgery Outpatient Diagnostic Overhead and Other Total

Net Revenue (Dollars in Millions) $2,060 $888 $538 $260 $206 $3,952

EBITDA** (Dollars in Millions) $511 $155 $68 $38 ($122) $650

Facility Numbers as of June 25, 2004

Inpatient Surgery Outpatient Diagnostic Total

Active Facilities*** 103 – hospitals 185 874 104 1,451

184 – IP based OP centers

Top Markets TX – 15 CA – 42 FL – 96 TX – 28 N/A

State/# Facilities PA – 12 TX – 16 TX – 82 DC – 9

FL – 9 FL – 15 NJ – 56 AL – 7

TN – 6 NC – 8 NY – 42 GA – 7

AL – 6 PA – 8 MO – 41 FL – 5

(Hospitals Only) MO – 5

PA – 5

* See Disclaimers set forth herein

** EBITDA is after Corporate Division Overhead and Minority Interest, but is before Restructuring Charges

*** Excludes managed facilities

I. Operational and Financial Update (cont’d)

Inpatient Division

Discharges Q1 04

(Dollars in Millions)

Jan 04 Feb 04 Mar 04 Discharges Net Revenue EBITDA*

Actual 10,009 10,236 11,211 31,456 $ 526.2 $ 138.1

Budget 10,439 10,032 10,783 31,254 $ 508.7 $ 123.6

Variance % (4%) 2% 4% 1% 3% 12%

Prior Year** 10,036 9,909 10,661 30,606

Variance % 0% 3% 5% 3%

Operations

Higher Acuity Patient Mix Kept Operations Ahead of Plan

High Quality of Care: JCAHO, LOS Efficiency and Patient Satisfaction Scores above National Average

Issues

HCFA 13 and LMRP May Impact Volume and EBITDA

Growth Opportunities

LTCH Development

Joint Ventures

Bed Expansion

* EBITDA is after Corporate Division Overhead and Minority Interest, but is before Restructuring Charges

** Prior Year is based on Same Store

I. Operational and Financial Update (cont’d)

Ambulatory Surgery Division

Procedures Q1 04

(Dollars in Millions)

Jan 04 Feb 04 Mar 04 Procedures Net Revenue EBITDA*

Actual 64,610 63,218 72,341 200,169 $ 231.7 $ 38.3

Budget 66,988 63,942 68,144 199,074 $ 221.8 $ 38.9

Variance % (4%) (1%) 6% 1% 4% (2%)

Prior Year** 70,025 64,771 69,186 203,982

Variance % (8%) (2%) 5% (2%)

Operations

Case Volumes on Plan with Favorable Payor and Specialty Mix

Issues

Delayed Re-Syndication; Now Moving Forward

Continued Opportunity for Improvement through Standardized Purchasing and Better Staff Utilization

Growth Opportunities

Several Start-Ups in Process (AL, CA, HI, TX)

* EBITDA is after Corporate Division Overhead and Minority Interest, but is before Restructuring Charges

** Prior Year is based on Same Store

I. Operational and Financial Update (cont’d)

Diagnostic Division

Scans Q1 04

(Dollars in Millions)

Jan 04 Feb 04 Mar 04 Scans Net Revenue EBITDA*

Actual 64,288 64,657 74,894 203,839 $ 54.7 $ 5.3

Budget 73,773 70,260 80,799 224,832 $ 65.0 $ 10.0

Variance % (13%) (8%) (7%) (9%) (16%) (47%)

Prior Year** 80,869 71,607 78,127 230,603

Variance % (21%) (10%) (4%) (12%)

Operations

Low Utilization has Pushed Some Centers Below Break-Even

Issues

Trade-Off between Upgrading Technology and Improving Profitability

Overly Aggressive Consolidation of Revenue Centers

Growth Opportunities

Market Concentration

* EBITDA is after Corporate Division Overhead and Minority Interest, but is before Restructuring Charges

** Prior Year is based on Same Store

I. Operational and Financial Update (cont’d)

Outpatient Division

Visits** Q1 04

(Dollars in Millions)

Jan 04 Feb 04 Mar 04 Visits** Net Revenue EBITDA*

Actual 389,152 407,086 476,129 1,272,367 $ 126.7 $ 17.9

Budget 453,600 432,000 496,800 1,382,400 $ 134.8 $ 18.1

Variance % (14%) (6%) (4%) (8%) (6%) (1%)

Prior Year*** 507,902 471,456 509,779 1,489,137

Variance% (23%) (14%) (7%) (15%)

Operations

Performance on Budget through Cost Management and Favorable Payor Mix

Five States (TX, IL, WA, CA, MO) Represent 75% of Total Volume Variance to Budget

Issues

Volume and Productivity are a Focus for All Centers

Growth Opportunities

Targeted/Enhanced Sales Plans

Focus on Poor Performing Markets

* EBITDA is after Corporate Division Overhead and Minority Interest, but is before Restructuring Charges

** Excludes Managed Facilities/Units

*** Prior Year is based on Same Store

I. Operational and Financial Matters (cont'd)

First Quarter 2004 Financial Highlights*

(Dollars in Millions)	Actual	Budget	Variance	Variance %
Net Revenues	$985.5	$979.9	$ 5.6	0.6%
EBITDA before Minority Interest (1)	202.8	185.4	17.4	9.4%
EBITDA after Minority Interest(2)	173.6	158.9	14.7	9.3%
Restructuring Charges (3)	37.6	23.3	(14.3)	(61.4)%
EBITDA after Minority Interest & Restructuring Costs	136.0	135.7	0.3	0.2%
Capital Expenditures (4)	13.8	31.0	17.2	(55.5%)

1. Budget EBITDA before Minority Interest includes a contingency reserve of $3.6 million
2. Includes $26.0 Million of Corporate Overhead and other
3. Restructuring charges include professional fees associated with litigation, restructuring, government investigations, forensic accounting review, creditor advisors, accounting reconstruction, Sarbanes-Oxley implementation, recruiting fees and lease buyouts as well as all non-ordinary course charges incurred after March 19, 2003 and related to the Company's overall corporate restructuring. This presentation is pro-forma for ordinary course activity and is not prepared in accordance with GAAP. See disclaimers set forth herein. Budget amounts assume $93 million budget allocated evenly throughout 2004.
4. Capital Expenditures assume ordinary course commitments to maintenance and growth projects and exclude expenditures for ongoing Digital Hospital development ($22.0) and restructuring of Company's Information Systems ($3.8 million)

* See disclaimers set forth herein

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HEALTHSOUTH

I. Operational and Financial Matters (cont’d)

Cautionary Statements

Prepared on Basis Consistent with Methodologies Used in Prior Periods

No Adjustments Made for Retrospective or Prospective Changes for Consolidation or Equity Method of Accounting

Proforma Results to Provide Direction of Operating Business

Restructuring Costs are Presented in a Non-GAAP Manner

First Quarter Results should Not be Used as Exclusive Benchmark for FY 2004 Results

Seasonality

Q4 2004 Cost of Living Adjustments

HCFA 13 Considerations

Timing of Growth Projects

Continued Distraction of Lingering Restructuring Activities

Continue to Target EBITDA of $650 Million for Year Ending Dec 31, 2004

I. Operational and Financial Matters (cont’d)

Liquidity

(Dollars in Millions)

January 20 2004 March 31 2004 June 25

Available Cash $348.0 $471.1 $404.2

Restricted Cash(1) $185.8 $200.0 $196.7

Consolidated Cash $533.8 $671.0 $600.9

Highlights Since January 1, 2004

$130.2 Million Paid for Debt Service through June 24, 2004

$80.2 Million Paid for Noteholder Consent Fees

$22.0 Million Paid for Continued Development of Digital Hospital

$34.2 Million of Proceeds from 15 Miscellaneous Asset Divestitures

(1) Restricted cash includes non-consolidated partnership accounts, deposits related to captive insurance accounts, and other risk management deposits.

I. Operational and Financial Matters (cont’d)

Forensic Report

Delivered by Special Audit Review Committee on June 1, 2004

Informative and Complete

Performed with Full Cooperation of the Company

Thorough Review

Conclusion

$2.7 Billion Impact to Income before Minority Interest and Taxes

Significant Other Accounting Misstatements

$632 Million Identified

Other Areas for the Company to Focus On

Recommendations

I. Operational and Financial Matters (cont’d)

Impact to Income Before Minority Interest and Taxes (Dollars in Millions) Per Special Audit Review Committee Report Fraud Acquisition Accounting Non-GAAP Accounting

Reduction of Contractual Allowances or Op Expenses $2,203 $2,203

Acquisition Accounting 421 $421

Bonus Accounting 52 52

Investment Accounting 17 $17

Facility Contractual Accounting 19 19

Third Party Transaction Accounting 29 29

$2,741 $2,203 $473 $65

Other Potential Accounting Misstatements

Capitalization

Operating Expenses and Start Up Costs $156 $156

Inventory/Supplies 49 49

Borrowed Depreciation 8 8

Assets at Closed Facilities 62 $62

Leased Assets 82 82

Audit Adjustments 53 53

Facility Contractual Accounting

Reported Under Reserve 49 49

Recalculated Reserve 155 155

Employee and Other Loans 18 18

$632 $266 $0 $366

$3,373 $2,469 $473 $431

Previously Disclosed Estimate $3,800—4,600 $2,500 $500 $800-$1,600

I. Operational and Financial Matters (cont’d)

Target Plan for Filing of Audited Financial Statements

Project Target Date

Complete First Close of Reconstructed 2000-2003 Accounting Records Q3 2004

Comprehensive10-K for 2000-2003 Filed Q1 2005

10-K for 2004 Filed Q3 2005

10-K for 2005 Filed Q1 2006

Agenda

I. Operational and Financial Update

II. “Rocks in the Road” Update

A. Capital Structure

B. Legal

III. The Future

IV. Summary

V. Questions & Answers

II. “Rocks in the Road” Update

Financial Target Date

Forensic Accounting Report Complete

Bondholder Consents Complete

Bank Facility Resolution Q3 2004

Restated Financials for Periods Ending in 2003 Q1 2005

Legal Target Date

CMS/DOJ Civil Q4 2004

DOJ Criminal Ongoing

SEC Ongoing

Class Actions and Other Litigation Ongoing

A. Capital Structure Update

Capital Structure Update

(Dollars in Millions)

Annual

(Dollars in Millions) Outstanding Debt Interest Rate Interest Expense

Bank Facility $374 5.000% $18.7

Senior Notes

6 7/8% due 2005 $245 6.875% $16.8

7 3/8% due 2006 $180 7.375% $13.3

7% due 2008 (1) $250 7.000% $17.5

8 1/2% due 2008 $343 8.500% $29.2

8 3/8% due 2011 (2) $348 8.375% $29.1

7 5/8% due 2012 (2) $909 7.625% $69.3

$2,275 7.702% $175.2

Senior Sub Notes

10 3/4% due 2008 $319 10.750% $34.3

Greenery 2011 $6 6.500% $0.4

Greenery 2015 $12 8.750% $1.0

$337 10.602% $35.7

Senior Sub Term Loan due 2011 $355 10.375% $36.8

Total Debt $3,341 7.976% $266.5

Total Cash $601

Net Debt $2,740

(1) Holders have option to require company to repurchase on 1/15/07

(2) Holders have option to require company to repurchase on 1/02/09

A. Capital Structure Update (cont’d)

Maturity Schedule

(Dollars in Millions)

$0.0 $245.0 $180.3 $374.0 * $912.0 $0.0 $0.0 $703.0 $908.7

2004 2005 2006 2007 2008 2009 2010 2011 2012

Maturity Schedule (Assuming All Noteholders Exercise Option)

(Dollars in Millions)

$0.0 $245.0 $180.3 $624.0* $662.3 $1,256.4 $0.0 $355.0 $0.0

2004 2005 2006 2007 2008 2009 2010 2011 2012

* Bank facility of $374 MM matures June 2007

A. Capital Structure Update (cont’d)

Summary

Closed Consent Solicitations after Receiving Overwhelming Majority from All Classes

As a Result, Company has No Defaults on Outstanding Public Debt

Total Cost to Company of $80.2 Million or 3.1% Aggregate Consent Fee

No Increase in Interest Rates

Next Steps

Establish a New Bank Facility and Retire the Current Bank Debt

Develop Strategy for 2005 & 2006 Maturities

B. Legal Update

CMS/DOJ Civil

DOJ Criminal

Class Action and Other Litigation

SEC

Agenda

I. Operational and Financial Update

II. “Rocks in the Road” Update

A. Capital Structure B. Legal

III. The Future

IV. Summary

V. Questions & Answers

III. The Future

Anticipated Timeframe: 2-4 Years

Vision

Position HealthSouth as the Nation’s Preeminent Provider of High Quality Ambulatory, Surgical and Post-Acute Healthcare Services

Goals

Establish Comprehensive Strategic and Financial Plan

Create an Organizational Structure to Facilitate Implementation of Strategic Plan

Create Efficient, High-Quality, Cost-Effective Operating Platform to Optimize Current/Future Performance and (Eventually) Accommodate Acquisitions

Serve as a “Consolidator”

MAXIMIZE SHAREHOLDER VALUE

III. The Future (cont’d)

Near Term: Operational “Blocking and Tackling”

Meet all “Re-Listing” Milestones

(2000-2003 Reconstruction/Audit/10-K; 2004 Audit/10-K; 2005 Audit/10-K)

Improve Internal Financial Reporting

Standardize Reporting Format, Operational Metrics

Weekly Forecasts

Faster Month-End Close

Revise Levels of Authority for Decision Making Formalize CAPEX Decision-Making

Establish ROI Criteria/Metrics

Standardize Analysis and Review/Sign-Off

III. The Future (cont’d)

Near Term: Operational “Blocking and Tackling” (cont.)

Enhance Revenue Cycle Operations

Leverage Economies of Scale

Streamline Processes

Enhance Materials Management Operations

Implement Upgraded SmartOrder Procurement System

Evaluate GPO Relationship

Develop/Implement Contract Compliance Policies, Procedures and Accountability

Strengthen Managed Care Contracting

Centralize Support Functions (Contract Management, Modeling, Templates)

Decentralize Decision-Making

Leverage Market Position

III. The Future (cont’d)

Near Term: Operational “Blocking and Tackling” (cont.)

Establish Human Resources Management Plan

Productivity Metrics

Benchmarking

Enhance Recruitment Capabilities/Leverage Size

Update Incentive Compensation Program

Review and Revise (as Appropriate) HR Policies and Procedures (HR Policy Committee)

Management Development

Establish IT Plan

Evaluate Needs/Capabilities/Affordability

Formal Evaluation Process

Leverage IT for Competitive Advantage

III. The Future (cont’d)

100 Day Plan

Realign Reporting Relationships; Eliminate Interim Roles

Assume Oversight Responsibility for “Restructuring” Activities

Recruit New COO

Conduct “Update Meeting” in New York for Financial Community

Recruit New CFO

Visit Key Markets; Meet with Employees and Managers

Assess Environmental and Product Line-Specific Dynamics; Determine HealthSouth’s Relative Position; Establish Go-Forward Strategies and Financial Plan

Schedule Introductory Meetings with Relevant External Constituencies

Business Community

Major Physician Groups

Governor, State and Federal Legislators

Federal Regulators

Agenda

I. Operational and Financial Update

II. “Rocks in the Road” Update

A. Capital Structure B. Legal

III. The Future

IV. Summary

V. Questions & Answers

IV. Summary

HealthSouth is well positioned to take advantage of the trends occurring in the healthcare space.

Current operations are on target; improved management infrastructure will strengthen performance in the long run.

The HCFA 13/LMRP pose near-term challenges.

Some of the “Rocks in the Road” are gone – the remaining ones should be manageable.

Focus is on quality, compliance and shareholder value.

Agenda

I. Operational and Financial Update

II. “Rocks in the Road” Update

A. Capital Structure B. Legal

III. The Future

IV. Summary

V. Questions & Answers

APPENDIX

Appendix A1

Basis of Presentation*

July 7, 2003 Presentation: July 2003 – June 2004 Pro Forma

Top down analysis with pro forma model based on 90 days of current operating trends, historical reimbursement, and then current ongoing costs and expenses

July – November 2003 Results Annualized

Based on actual five-month financial results annualized and presented on basis consistent with past accounting presentation. It also reflects current policies relating to revenue recognition and capitalization

Presentation assumes historical accounting treatment for consolidation of joint ventures and partnerships. Current analyses suggests that on restatement of financials, approximately 30-40 of these partnerships should be accounted for under the equity method of accounting. While this presentation and shift to the equity method would reduce revenue by $400-500 million, it is believed that there would not be an impact on EBITDA

January 20, 2004 Presentation: 2004 Budget

Bottom up analysis prepared by field and regional management. Also presented on basis consistent with past accounting presentation, i.e., before any switch to equity method of accounting

The 2004 Budget was approved by the Special Committee in January 2004

*Key assumptions used in 2004 budgeting process – not reflected in actual numbers

Appendix A2

Key Operating Metrics Assumptions

(Dollars in Millions)

2004 Budget

Inpatient Surgery Outpatient Diagnostic

Patient Days/Visits/Procedures 2,063,719 795,472 5,506,640 904,005

Average Net Patient Revenue per PD/Visit/Procedure $980 $1,100 $91 $286

Discharges 126,153 n/a n/a n/a

Average Net Revenue per Discharge $14,039 n/a n/a n/a

Contractual Allowance 42.6% 64.4% 52.8% 52.2%

Salary, Wages & Benefits as % of Net Patient Revenue 48.3% 31.2% 56.5% 27.2%

Cost of Sales as % of Net Patient Revenue 5.8% 22.2% 1.4% 5.5%

Bad Debt as % of Net Patient Revenue 1.5% 2.0% 4.2% 4.2%

Minority Interest as % of Net Patient Revenue 2.2% 6.8% 0.0% 0.7%

Divisional OH as % of Net Patient Revenue 0.5% 1.3% 2.1% 0.7%